Exhibit 10.168

FORM OF
GUARANTY OF PAYMENT

August 3, 2001

THIS GUARANTY OF PAYMENT ("this Guaranty") is made by Display Technologies, Inc., a Nevada corporation ("Display"); Don Bell Industries, Inc., a Florida corporation ("Don Bell"); J. M. Stewart Manufacturing, Inc., a Florida corporation ("Stewart Manufacturing"); J. M. Stewart Corporation, a Florida corporation ("Stewart Corporation"); J. M. Stewart Industries, Inc., a Florida corporation ("Stewart Industries"); Vision Trust Marketing, Inc., a Florida corporation ("VisionTrust"); and Lockwood Sign Group, Inc., a Florida corporation ("Lockwood") (jointly and severally, the "Guarantor"), with SouthTrust Bank (herein called the "Lender"), an Alabama banking corporation having its principal office located at 420 North 20th Street, Suite 600, Birmingham, Alabama 35203;

W I T N E S S E T H:

To induce Lender to enter into the Fourth amendment to Loan and Security Agreement of even date herewith by and among the Guarantors and the Lender (the "Amendment"), a true and correct copy of which is attached hereto as Exhibit A (the "Loan Agreement"), and to grant the consideration therein to Guarantor, and to induce Lender to make a loan or to extend credit or make other financial products or services available to Ad Art Electronic Sign Corporation, a Florida corporation which is the wholly-owned subsidiary of Display and an affiliate of the other Guarantors (as hereinafter further defined, called the "Borrower"), Guarantor hereby agrees with Lender as follows:

1.          This Guaranty is made for the purpose of securing to Borrower, at Guarantor's request, one or more loans or other extensions of credit from, or a line of credit with, or the issuance of one or more letters of credit by, or the issuance of one of more bankers' acceptances by, or the lease of personal property from, or the furnishing of other financial products or services by Lender, but the amount of the loan or other financial products or services and the terms and conditions thereof will be such as Lender, in its sole discretion, may deem appropriate. All such loans or other financial products or services now or hereafter provided by Lender to Borrower, and all extensions or renewals of debts or other obligations now or at any time hereafter owing by Borrower to Lender, are made by Lender in reliance on this Guaranty, and are the consideration for the execution and delivery of this Guaranty by Guarantor. Each term and provision of every promissory note or other evidence of debt, and every loan agreement, security agreement, mortgage, letter of credit reimbursement agreement, bankers' acceptance agreement, lease agreement, and every other contract executed by Borrower and delivered to Lender shall be deemed a part of this Guaranty as if fully set out herein and shall bind Guarantor as if executed by Guarantor as the primary and individual obligation of Guarantor.

2.          Guarantor, jointly and severally if more than one, hereby unconditionally guarantees to Lender the payment and performance by Borrower of all of the Guaranteed Obligations (as hereinafter defined). This Guaranty is a guaranty of payment and performance and not of collection. In the event Borrower at any time defaults in the payment or performance of any of the Guaranteed Obligations as and when the same become due, whether by acceleration of maturity of the debt or obligation or otherwise, Guarantor agrees to pay such debt or perform such obligation immediately upon demand from Lender. Upon failure of Guarantor to do so, Lender may, in its discretion, enforce the collection of such debt or the performance of such obligation out of Guarantor by action in any court of competent jurisdiction, or in any other manner provided by law, the same as if such debt or obligation were the primary and individual debt or obligation of Guarantor, and without first seeking to enforce such debt or obligation by action or otherwise against Borrower; or, Lender may, in its discretion, proceed in any manner provided by law or by contract for collection of debts against either or both Guarantor and Borrower the same as if such debts and obligations were primarily and individually the debt of both Guarantor and Borrower, jointly and severally.

3.          This is a continuing Guaranty. This Guaranty extends to all debts and other obligations contracted or owing by Borrower to Lender at any time up to the time this Guaranty is terminated pursuant to the provisions of this paragraph, even though from time to time and for extended periods of time there may be no debt or obligation owed to Lender by Borrower. Guarantor shall have the right to terminate this Guaranty at any time effective upon receipt by the then president of Lender of written notice of Guarantor's intention to terminate this Guaranty. Such termination will have prospective effect only and this Guaranty will remain in full force and effect with respect to all of the Guaranteed Obligations then due and owing or then contracted for or existing whether or not yet due, at the time of receipt of such notice by the then president of Lender, and for all interest then accrued or thereafter accruing on any of the foregoing, and for all expenses, including costs of collection and attorneys' fees, with respect to such Guaranteed Obligations and with respect to this Guaranty, and also with respect to any subsequent loans, extensions of credit, or other financial accommodations which, prior to receipt of such notice, Lender may have committed to make to Borrower (regardless of whether Lender waives any default or condition precedent to the making of such loans, extensions of credit, or other financial accommodations), together with all interest thereon and all expenses, including costs of collection and attorneys' fees, related thereto.

4.          Guarantor hereby irrevocably:

(a)          Assents to all terms and agreements heretofore or hereafter made by Borrower with Lender, including, but without limitation, agreements regarding the manner of disposing of any collateral in a commercially reasonable manner and agreements regarding the manner of giving notice and the time of giving notice of any sale or other intended disposition of any of such collateral;

(b)          Consents that Lender may, without in any way affecting the obligations of Guarantor under this Guaranty:  exchange, release or surrender to Borrower or to any guarantor, pledgor, or grantor of any lien or security interest, or waive, release, subordinate, or fail to perfect any security interest in, any collateral now or hereafter held as security for any of the Guaranteed Obligations;  waive or delay the exercise of any of its rights or remedies against Borrower or any other person or entity, including, without limitation, Guarantor;  with or without consideration, release Borrower or any other person or entity, including, without limitation, any other guarantor of the Guaranteed Obligations;  renew, extend, or modify the terms of any of the Guaranteed Obligations or of any promissory note or other instrument or agreement evidencing the same;  apply payments by Borrower, Guarantor, or any other person or entity, to any of the Guaranteed Obligations in such manner and in such order as Lender may elect;  apply payments received for Borrower's account first to pay any indebtedness of Borrower that is not guaranteed by Guarantor, if any, before reducing the Guaranteed Obligations; and  in the event of the filing of a petition (whether voluntary or involuntary) under any chapter of the federal Bankruptcy Code with respect to the Borrower, participate in the bankruptcy proceedings and exercise any and all rights set forth in clauses (i) through (vii) above, including, but without limitation, voting for or against any plan of reorganization, consenting to the use of any cash collateral, consenting to the sale, use or lease of any collateral securing any of the Guaranteed Obligations, and entering into any compromise or settlement regarding the Guaranteed Obligations or any collateral therefor;

(c)          Waives all notices whatsoever with respect to this Guaranty or with respect to the Guaranteed Obligations or any collateral therefor, including, but without limitation, notice of  Lender's acceptance of this Guaranty or its intention to act, or its action, in reliance hereon;  the present existence or future incurring of any of the Guaranteed Obligations or the terms or amounts thereof or any change therein;  any default by Borrower or any surety, pledgor, grantor of any lien or security interest, or guarantor, including, without limitation, Guarantor;  the obtaining or release of any guaranty or surety agreement (in addition to this Guaranty), or any pledge, assignment, security agreement, mortgage, or other security for any of the Guaranteed Obligations;

(d)          Waives notice of presentment, demand, dishonor, protest, and notice of nonpayment or dishonor with respect to any promissory note or other instrument or agreement now or hereafter evidencing any of the Guaranteed Obligations, and any other demands and notices required by law, except such notices as are required by law and cannot be waived, and waives any requirement that suit under this Guaranty be brought within any period of time shorter than the general statute of limitations applicable to contracts under seal;

(e)          Agrees that, if at any time all or any part of any payment previously applied by Lender to any of the Guaranteed Obligations must be returned by Lender for any reason, whether upon the claim of a preference, fraudulent transfer, or other claim of a debtor-in-possession, trustee in bankruptcy, or other representative of creditors of Borrower, or otherwise, and whether by court order, administrative order, or non-judicial settlement, this Guaranty shall remain in effect or shall be deemed to be reinstated, as the case may be, Guarantor shall remain liable for the full amount returned as if such amount had never been received by Lender, notwithstanding any termination of this Guaranty or cancellation of any promissory note or other instrument or agreement evidencing any of the Guaranteed Obligations;

(f)          Waives acceptance of this Guaranty by Lender and agrees that this Guaranty will be valid and binding upon Guarantor when delivered to Lender by anyone having possession hereof after execution of this Guaranty by Guarantor;

(g)          Agrees that Guarantor's liability under this Guaranty is not conditioned on the execution of this or any similar guaranty by any other person or entity or upon the occurrence of any other event;

(h)          Waives any right to require Lender to marshall the assets of Borrower or any other person or entity and agrees that Lender may proceed against any collateral securing the Guaranteed Obligations (whether or not Guarantor or any other person holds a lien on only a part of such collateral) and against parties liable on any of the Guaranteed Obligations in such order as Lender may elect, the benefit of any rule of law or equity to the contrary being hereby expressly waived by Guarantor;

(i)          Agrees that the liability of Guarantor under this Guaranty shall not be affected or impaired by, and this Guaranty shall remain fully enforceable against Guarantor for the full amount of the Guaranteed Obligations less only payments thereon actually received and retained by Lender irrespective of and without reduction on account of (i) any defenses which Borrower may have or assert with respect to any of the Guaranteed Obligations, including, but without limitation, filing of a petition in bankruptcy, discharge in bankruptcy, confirmation of a plan of reorganization (whether Lender voted for or against such plan), composition with creditors (whether or not including Lender), failure of consideration, breach of warranty, statute of frauds, statute of limitations, accord and satisfaction, waiver, estoppel, release, usury, or fraud or misrepresentation, and (ii) death or incompetency of Borrower; and

(j)          Waives and relinquishes, any right of subrogation or other right of reimbursement from the Borrower or the Borrower's estate and any other right to payment from the Borrower or the Borrower's estate, arising out of or on account of any sums paid or agreed to be paid by Guarantor under this Guaranty, whether any such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

5.          Guarantor hereby wholly subordinates all claims which Guarantor may now or hereafter have against Borrower to all debts and other obligations which Borrower may now or hereafter owe to Lender, and assigns all such claims to Lender as additional collateral for the Guaranteed Obligations. This agreement of subordination and assignment shall survive the termination of this Guaranty, and shall remain in effect until all Guaranteed Obligations existing on the date of such termination, whether or not then due, and all interest then accrued and thereafter accruing thereon, together with all expenses, including collection costs and attorneys' fees, are paid and performed in full. Until full payment and performance are made, Guarantor agrees not to accept any payment or satisfaction of any kind on, or any security for any of the claims hereby subordinated. If Guarantor should receive any such payment or security, Guarantor agrees to deliver the same immediately to Lender in the form received, endorsed or assigned to Lender or in blank as Lender may require, for application on account of, or as security for, the Guaranteed Obligations. Until such payment or security is delivered to Lender, Guarantor agrees to hold the same in trust for Lender. If at any time any of the claims hereby subordinated is evidenced by any promissory note, chattel paper, or other instrument or writing, Guarantor agrees to affix to every such writing, in form and manner satisfactory to Lender, a statement that the writing is subject to the terms of this Guaranty and, upon request of Lender, agrees to endorse and deliver any such writing to Lender as additional collateral for the Guaranteed Obligations. Lender will not be under any duty to take any action in connection with any such writing and will not be responsible in any respect in connection therewith, whether for any action it may take or refrain from taking against prior parties thereto or otherwise, except to use reasonable care in the custody of the writing, and except for willful misconduct of its employees. At the request of Lender, Guarantor agrees to cause Borrower to mark Borrower's records to indicate that the claims of Guarantor against Borrower are subordinate to the claims of Lender against Borrower and have been assigned to Lender as collateral. In the event Borrower at any time defaults in the payment of any debt owing to Lender when due, whether by acceleration of maturity or otherwise, Lender may, in its own name or that of Guarantor, compromise, collect, sue on, and give receipt for all claims hereby assigned by Guarantor. If Borrower files or has filed against it a petition under any chapter of the Bankruptcy Code, Lender may file proofs of claims in its own name with respect to the claims hereby assigned and may vote such claims in the bankruptcy proceedings.

6.          Guaranty hereby represents and warrants that:

(a)          Guarantor (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, and (iv) is in compliance with all laws, rules and regulations applicable to Guarantor, except to the extent that the failure to comply therewith could not reasonably be expected to have, individually or in the aggregate, have a material adverse effect on the business, operations, assets, prospects or financial or other condition of Guarantor and could not reasonably be expected to adversely affect the ability of Guarantor to perform its obligations under this Guaranty;

(b)          Guarantor has the corporate power and authority to execute, deliver and perform this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty;

(c)          No consent, approval or authorization of, or filing with or other act by or in respect of, any person or entity (including, without limitation, any governmental authority, bureau or agency) is required in connection with the execution, delivery or performance by Guarantor, or the validity or enforceability against Guarantor of this Guaranty or the consummation of the transactions contemplated hereby;

(d)          This Guaranty has been duly executed and delivered on behalf of Guarantor and constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms;

(e)          The execution, delivery and performance by Guarantor of this Guaranty will not violate, be in conflict with, result in a breach of or constitute (with giving of notice or lapse of time or both) a default under any provision contained in Guarantor's articles of incorporation or bylaws, any judgment, order, law, rule or regulation applicable to Guarantor, the terms of any instrument, document or agreement to which Guarantor is a party, or by which Guarantor or any of its properties or assets is bound, or result in, or require, the creation or imposition of, any lien, charge, security interest or other encumbrance on any of its properties, assets or revenues;

(f)          (i) Guarantor is the sole shareholder of Borrower, has personal knowledge of and is familiar with Borrower's business affairs, books and records, has the ability to influence Borrower's decision-making process, and (ii) the assumption of obligations hereunder will result in a direct financial benefit to Guarantor.

Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by Guarantor on the date of each borrowing by the Borrower under the Guaranteed Obligations on and as of such date of borrowing as though made hereunder on and as of such date.

7.          Guarantor covenants and agrees that:

(a)          Guarantor will maintain its existence as a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and remain qualified and in good standing as a foreign corporation under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification;

(b)          Guarantor will not be a party to a merger or consolidation;

(c)          Guarantor will provide to Lender:

(i)          As soon as practical, from time to time, such information regarding the operations, business affairs and financial condition of Guarantor as Lender may reasonably request.

(d)          Lender shall have no obligation to investigate the financial condition or affairs of Borrower for the benefit of Guarantor or to advise Guarantor of any fact respecting, or any change in, the financial condition or affairs of which might come to the attention of Lender, at any time, whether or not Lender knows or believes or has reason to know or believe that any such fact or change is unknown to Guarantor, or might (or does) materially increase the risk of Guarantor as guarantor or might (or would) affect the willingness of Guarantor to continue as guarantor with respect to the Guaranteed Obligations.

8.          Guarantor acknowledges that the statute of limitations applicable to this Guaranty shall begin to run only upon Guarantor's failure or refusal to pay any of the Guaranteed Obligations following demand for payment or performance hereunder by Lender; provided, that if subsequent to such demand, Lender reaches an agreement with Borrower on any terms causing Lender to forbear in the enforcement of its claims against Guarantor, the statute of limitations shall be reinstated for its full duration until Lender subsequently again makes demand upon Guarantor.

9.          Guarantor hereby consents to the jurisdiction of any state or federal court holding in the county or district in which Lender's principal office is located and, to the extent permitted by applicable law, waives any objection based on venue or forum non conveniens with respect to any action instituted in any such court and agrees that such court shall be the exclusive venue for any action under this Guaranty or concerning or relating to the relationship between Guarantor and Lender or the obligations of Guarantor with respect to any of the Guaranteed

Obligations, and agrees that process in any such action will be sufficient if served on Guarantor by certified mail, return receipt requested, or in any manner provided by law. Notwithstanding the foregoing, Lender shall have the right to bring any action or proceeding against Guarantor or Guarantor's property in the courts of any other jurisdiction Lender deems necessary or appropriate in order to enforce the obligations of Guarantor under this Guaranty.

10.          Guarantor hereby agrees to pay all costs of collecting under this Guaranty, including, but without limitation, court costs, litigation expenses, and attorneys' fees incurred by the Lender in collecting or attempting to collect under this Guaranty, and all expenses (including attorneys' fees) incurred by Lender in amending or re-casting this Guaranty at any time, in connection with any bankruptcy or any other court or receivership proceedings involving Guarantor, and in connection with any work-out of the obligations of Guarantor to Lender hereunder, whether involving court proceedings or not.

11.          Notices and Communications. All notices and other communications hereunder shall be in writing and shall be effective when sent by certified or registered mail, return receipt requested: if to Guarantor, at Display Technologies, Inc., _______________________ _________________, or at such other address as Guarantor shall have furnished to Lender in writing with a copy to Larry Ledbetter, Esq., Kilpatrick & Stockton, LLP, 2400 Monarch Tower, 3424 Peachtree Road, Atlanta, GA 30326 or if to Lender, addressed to it at SouthTrust Bank, P.O. Box 2554, Birmingham, AL 35290, Attention: Andrew Raine, or at such other address as Lender shall have furnished to Guarantor, with a copy to Jay R. Bender, Esq., Bradley Arant Rose & White LLP, 2001 Park Place, Suite 1400, Birmingham, AL 35203.

12.          As used in this Guaranty, the following terms have the following meanings:

"Borrower" means the debtor identified above in this Guaranty, together with his, her, its or their heirs, administrators, executors, successors and assigns, including any resulting or surviving corporation following any merger or any other reorganization, and also includes any debtor-in-possession or similar entity following the filing of a petition for relief by or against Borrower under any chapter of the federal Bankruptcy Code or in any similar proceeding under state or federal law, and also includes any proprietorship, partnership, corporation, trust, or other entity resulting from or arising out of the dissolution, liquidation or change in form of business organization by Borrower or following any change of name or domicile by Borrower.

"Guaranteed Obligations" means all debts and other obligations now owed to Lender by Borrower (including, without limitation, the debts and obligations of Borrower under the Borrower Loan Agreement), all debts and other obligations in the future owed to Lender by Borrower, all extensions and renewals of any of such debts or obligations, and all interest and other lawful charges on any or all of such debts and obligations, including, but without limitation, late charges, penalty interest, and costs of collection (including reasonable attorneys' fees) which Borrower has agreed to pay to Lender, or for which Borrower has agreed to reimburse Lender, or for which Borrower is obligated to Lender under applicable law, together with each and every promissory note or other instrument or writing now or hereafter evidencing the obligation of Borrower to pay any such debt, the interest thereon, and such other charges;

whether such debts or other obligations are now foreseen or unforeseen; whether now due or to become due in the future; whether incurred with or without notice to Guarantor; whether arising from contract, overdraft to a deposit account or line-of-credit account, use of a credit card or cards, tort or otherwise; whether arising from an original obligation of Borrower to Lender or from an obligation of Borrower which was purchased by Lender from another; whether from time to time increased, or reduced, or entirely extinguished and then reincurred; whether direct or indirect, absolute or contingent, or secured or unsecured; whether otherwise guaranteed or not; and whether arising out of a loan of money or other extension of credit, an overdraft on a deposit account with Lender, a sale or lease of goods, the issuance of a letter of credit or bankers' acceptance, the purchase, discount, acceptance or certification of a note or draft, any combination of the foregoing, or otherwise. The Guaranteed Obligations include, without limitation, interest and other charges on any debt or obligation of Borrower to Lender accruing after the filing of a petition under any chapter of the federal Bankruptcy Code by or against Borrower and any loans or other credit or financial products or services extended to Borrower after the filing of any such petition. The Guaranteed Obligations specifically are not limited to debts and other obligations contracted for or arising concurrently with or prior to the execution of this Guaranty and are not limited in amount unless otherwise specifically set forth in writing on this Guaranty.

"Borrower Loan Agreement" means that certain Loan and Security Agreement dated as of January 17, 2001 by and between Borrower and Lender, among others, as the same has been amended from time to time.

13.          No delay in making demand on Guarantor for satisfaction of its or their liability hereunder shall prejudice Lender's rights to enforce this Guaranty. All of Lender's rights and remedies under this Guaranty, under any other agreement, and under applicable law shall be cumulative, and any failure of Lender to exercise any such right or remedy shall not be construed as a waiver of the right to exercise the same or any other right or remedy at any time, and from time to time, thereafter. No waiver by Lender shall be effective unless made in writing by a duly authorized officer or agent of Lender, and no waiver by Lender of any right or remedy shall constitute a waiver of any other or future right or remedy. This Guaranty shall inure to the benefit of Lender, its successors and assigns, and to any person or entity to whom Lender may grant an interest in any of the Guaranteed Obligations, and shall be binding upon Guarantor, its respective successors and assigns. This Guaranty shall be governed, construed, and enforced in accordance with the substantive laws of the United States and the state in which Lender's principal office is located, without regard to principles of conflict of laws. This Guaranty is intended to take effect as a document under seal. This Guaranty sets forth the entire agreement and understanding of Guarantor with respect to the subject matter hereof. Guarantor acknowledges that no agent of Lender has made any representation which is inconsistent with any of the terms of this Guaranty and that no officer or agent of Lender has the authority to vary the terms of this Guaranty except in a writing signed by a duly authorized officer of Lender. The making of the loans and providing of the other financial services referred to in this Guaranty shall be solely in the discretion of the Lender, and reference thereto in this Guaranty, whether in paragraph 1 hereof or elsewhere, shall not be deemed to be a commitment by Lender to make any loan or provide any financial service. In the event any one or more of the provisions of this Guaranty shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Guaranty shall not in any way be affected or impaired thereby. If more than one person or entity signs this Guaranty below, the liability of such persons or entities on this Guaranty is joint and several, and all references to the singular in this Guaranty also include the plural. In the event of termination of this Guaranty as to any or more of such Guarantors, this Guaranty shall continue in full force and effect with respect to the remaining Guarantors. Lender may file a photocopy of this Guaranty as a financing statement in any public office.

This Guaranty and the performance of the Guaranteed Obligations by Guarantor are secured by all of the "Collateral" as described in the Loan and Security Agreement dated as of January 17, 2001 by and among Lender, Guarantor, among others, as the same has been amended thereafter from time to time, and in the Security Agreement of even date herewith executed by Guarantor in favor of Lender.

The Guaranteed Obligations hereunder shall be paid from the proceeds of the Collateral in accordance with the terms of the Amendment.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer, on or as of the date first above written.

GUARANTOR: DISPLAY TECHNOLOGIES, INC. By: Its:
DON BELL INDUSTRIES, INC. By: Its:
J. M. STEWART MANUFACTURING, INC. By: Its:
J. M. STEWART CORPORATION By: Its:

J. M. STEWART INDUSTRIES, INC. By: Its:
VISION TRUST MARKETING, INC. By: Its:
LOCKWOOD SIGN GROUP, INC. By: Its:

STATE OF ____________ )
                                            :
COUNTY OF __________)

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ___________________________________, whose name as __________________ of Display Technologies, Inc., a Nevada corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal of office this ____ day of _____________, 2001.

Notary Public
[NOTARIAL SEAL]	My commission expires:___________________

STATE OF ____________ )
                                            :
COUNTY OF __________)

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ___________________________________, whose name as __________________ of Don Bell Industries, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal of office this ____ day of ___________, 2001.

Notary Public
[NOTARIAL SEAL]	My commission expires:___________________

STATE OF ____________ )
                                            :
COUNTY OF __________)

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ___________________________________, whose name as __________________ of J. M. Stewart Manufacturing, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal of office this ____ day of ______________, 2001.

Notary Public
[NOTARIAL SEAL]	My commission expires:___________________

STATE OF ____________ )
                                            :
COUNTY OF __________)

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ___________________________________, whose name as __________________ of J. M. Stewart Corporation, a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal of office this ____ day of ____________, 2001.

Notary Public
[NOTARIAL SEAL]	My commission expires:___________________

STATE OF ____________ )
                                            :
COUNTY OF __________)

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ___________________________________, whose name as __________________ of J. M. Stewart Industries, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal of office this ____ day of ______________, 2001.

Notary Public
[NOTARIAL SEAL]	My commission expires:___________________

STATE OF ____________ )
                                            :
COUNTY OF __________)

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ___________________________________, whose name as __________________ of Vision Trust Marketing, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal of office this ____ day of __________, 2001.

Notary Public
[NOTARIAL SEAL]	My commission expires:___________________

STATE OF ____________ )
                                            :
COUNTY OF __________)

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that ___________________________________, whose name as __________________ of Lockwood Sign Group, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal of office this ____ day of ___________, 2001.

Notary Public
[NOTARIAL SEAL]	My commission expires:___________________